UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 29, 2010 (October 25, 2010)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware	001-33024	20-4745690
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2010, EV Properties L.P, a partnership wholly owned by EV Energy Partners, L.P. (the “Partnership”), along with certain institutional partnerships managed by EnerVest, Ltd., the owner of EV Management LLC and the owner of 71.25% of the interest in the Partnership’s general partner, entered into a definitive purchase and sale agreement with Talon Oil & Gas LLC to acquire oil and natural gas properties, including certain related commodity price hedges, located in the Barnett Shale. The Partnership will acquire a 31% interest in these assets for $300 million.  Talon Oil and Gas LLC is an EnCap Investments, L.P. (“EnCap”) sponsored company.  Two partnerships organized and managed by EnCap own 23.75% of our general partner and Mr. Gary R. Petersen, a director of EV Management LLC, is a senior managing director and founder of EnCap.  The acquisition, which has an effective date of October 1, 2010, is expected to close by the end of December 2010.  Closing is subject to customary closing conditions and purchase price adjustments.  A copy of the purchase and sale agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On October 26, 2010, the Partnership issued a press release announcing that it, along with certain institutional partnerships managed by EnerVest, Ltd., the owner of EV Management LLC and the owner of 71.25% of the interest in the Partnership’s general partner, entered into a definitive purchase and sale agreement with Talon Oil & Gas LLC to acquire oil and natural gas properties, including certain related commodity price hedges, located in the Barnett Shale.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01 Financial Statements and Exhibits. (Information furnished in Exhibit 99.1 is furnished pursuant to Item 7.01.)

(d)         Exhibits.

2.1
Purchase and Sale Agreement by and between Talon Oil & Gas LLC and EnerVest Energy Institutional Fund XI-A, L.P., EnerVest Energy Institutional Fund XI-WI, L.P., EnerVest Energy Institutional Fund XII-A, L.P., EnerVest Energy Institutional Fund XII-WIB, L.P., EnerVest Energy Institutional Fund XII-WIC, L.P., EnerVest Holding, L.P. and EV Properties, L.P. dated October 25, 2010

99.1	News Release of EV Energy Partners, L.P. dated October 26, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: October 29, 2010	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of EV
Management LLC, general partner of EV Energy GP, L.P.,
general partner of EV Energy Partners, L.P

EXHIBIT INDEX

Exhibit No.	Description

2.1
Purchase and Sale Agreement by and between Talon Oil & Gas LLC and EnerVest Energy Institutional Fund XI-A, L.P., EnerVest Energy Institutional Fund XI-WI, L.P., EnerVest Energy Institutional Fund XII-A, L.P., EnerVest Energy Institutional Fund XII-WIB, L.P., EnerVest Energy Institutional Fund XII-WIC, L.P., EnerVest Holding, L.P. and EV Properties, L.P. dated October 25, 2010

99.1	News Release of EV Energy Partners, L.P. dated October 26, 2010